EXHIBIT 10K

                        AMENDMENT TO EMPLOYMENT AGREEMENT

      AMENDMENT as of May 7, 2004 to the AGREEMENT ("Agreement") dated as of December 6, 2000 by and between AutoInfo, Inc., a Delaware corporation ("Auto") and Harry M. Wachtel, an individual residing at 10324 El Caballo Court, Del Rey, Florida 33446 ("Wachtel")

      The following modifications to the Agreement are hereby effective January 1, 2004:

      Pursuant to paragraph 4 - Compensation - Salary shall be increased to $205,000 per year.

      Pursuant to paragraph 5 - Bonus - the Bonus shall be based on the Operating Profit up to $1,250,000.

      All other terms and provisions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT to be duly executed and delivered as of the day and year first above written.

                                       AUTOINFO, INC.


                                       By: /s/ William I. Wunderlich
                                          --------------------------
                                       William I. Wunderlich
                                       Title: Chief Financial Officer


                                       /s/ Harry Wachtel
                                       ------------------
                                       Harry M. Wachtel